UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2011
AIS FUTURES FUND IV L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-52599	13-3909977
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o AIS FUTURES MANAGEMENT LLC
187 Danbury Road, Suite 201
Wilton, Connecticut  06897
(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 563-1180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

On December 31, 2011, Registrant sold limited partnership interests (“Interests”) in Registrant to new and/or existing limited partners of Registrant in transactions that were not registered under the Securities Act of 1933, as amended (the “Securities Act”).  The aggregate consideration for Interests sold on December 31, 2011 was $25,000.00 in cash.  The Interests were issued by Registrant in reliance upon an exemption from registration under the Securities Act set forth in Section 4(2) of the Securities Act, as transactions not constituting a public offering of securities because the Interests were issued privately without general solicitation or advertising.  In connection with the sales of the Interests described above, upfront selling commissions of $0 were paid.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 04, 2012

AIS FUTURES FUND IV L.P. By: AIS Futures Management LLC

By:	/s/ John Hummel
Name: John Hummel
Title: President